United States
Securities and Exchange Commission
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: August 1, 2008
GeneLink, Inc.
(Exact Name of Registrant as Specified in its Charter)

PA	00-30518	23-2795613

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
317 Wekiva Spring Road, #200, Longwood, FL 32779
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (800) 558-4363
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Event
     On August 1, 2008, GeneWize Life Sciences, Inc., a wholly-owned subsidiary of GeneLink, Inc. and the first direct selling industry company to focus exclusively on marketing nutritional supplements and skin care products specifically tailored to an individual’s genetic makeup, held its grand opening launch conference. A copy of the press release dated August 4, 2008 making the announcement is filed as Exhibit 99.1 to this Current Report and is incorporated into this Item 8.01 by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 4, 2008

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneLink, Inc. (Registrant)
By:	/s/ Monte E. Taylor, Jr.
Monte E. Taylor, Jr.
Chief Executive Officer

Dated: August 4, 2008

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 4, 2008